For Immediate Release U.S. Concrete Acquires Aggregates Operation in Northern New Jersey Strategic Addition Solidifies Vertically Integrated Position in Greater New York Metropolitan Area EULESS, Texas, September 28, 2015 – U.S. Concrete, Inc. (NASDAQ:USCR) announced today that it acquired the Wantage Stone (“Wantage”) reserves, a site development quarry including an 80 acre land parcel along with mining rights to an additional 77 acres of land located in Hamburg, NJ. U.S. Concrete has operated this quarry under a lease agreement since October 2014. The Wantage reserves will continue to enhance the Company’s ability to serve the Northern New Jersey and New York metropolitan markets with a combined 19 million tons of proven and permitted reserves and a further19 million tons of unpermitted, yet available additional reserves. The reserve position and increased production capacity strengthens the Company’s mix of internally supplied aggregates and aggregates sales to new and existing customers. “The acquisition of these aggregate assets is directly aligned with our strategic objectives to expand our construction material operations and strengthen our vertically integrated capabilities,” said U.S. Concrete President and CEO, William J. Sandbrook. “Furthermore, this quarry provides an extremely rare opportunity, due to permitting restrictions, of opening a new quarry in Northern New Jersey. Our balance sheet strength and extensive operational experience in aggregate operations allowed us to complete this very attractive addition to our aggregate reserve position. This is another step forward for our Company as we continue to grow our regional market share, source vertically integrated operational synergies and improve our overall profitability.” About U.S. Concrete, Inc. U.S. Concrete, Inc. (the “Company” or “U.S. Concrete”) serves the construction industry in several major markets in the United States through its two business segments: ready- mixed concrete and aggregate products. The Company has 139 standard ready-mixed concrete plants, 16 volumetric ready-mixed concrete facilities, and 12 producing aggregates facilities. During 2014, U.S. Concrete sold approximately 5.7 million cubic yards of ready-mixed concrete and approximately 4.7 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various forward-looking statements and information that are based on management's belief, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. The Company disclaims any obligation to update these forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by federal securities laws, and cautions you not to rely unduly on them. Forward-looking information includes, but is not limited to, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of such terms or other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are predictions based on our current expectations and projects about future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Such forward-looking statements, by their nature, are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes of our competitors; governmental requirements and initiatives, including those related to mortgage lending or mortgage financing, funding for public or infrastructure construction, land usage and environmental, health and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers' and our customers' access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage and other claims and insurance coverage issues. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. These risks, as well as others, are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission, including U.S. Concrete's Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q. Source: USCR-G # # # Company Contact Information: U.S. Concrete, Inc. Investor Relations 844-828-4774 IR@us-concrete.com